Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS STRONG FISCAL 2014 SECOND QUARTER RESULTS

--Sales Up 14.8 Percent for Quarter--

LOS ANGELES, CA –November 12, 2013 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2014 second quarter and six-month period – reflecting the first full quarter of contributions from the company’s new wheel hub product line.
Net sales for the fiscal 2014 second quarter increased 14.8 percent to $66.2 million from $57.7 million for the same period last year. Net income for the same period was $2.2 million, or $0.15 per diluted share, compared with a net loss of $8.9 million, or $0.62 per share, a year ago – reflecting the impact of the company’s discontinued subsidiaries.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the second fiscal quarter was $5.3 million, or $0.37 per diluted share, compared with $5.5 million, or $0.38 per diluted share, for the same period a year earlier.

Gross profit for the second fiscal quarter was $19.7 million compared with $20.1 million a year earlier. Adjusted for wheel hubs start-up costs and fees related to discontinued subsidiaries, gross profit was $20.7 million compared with $20.1 million for the prior period.  Gross profit as a percentage of sales was lower on a year-over-year comparison, due primarily to the addition of wheel hub sales in June 2013 and a lower than normal overall cost of manufacturing in the same quarter a year earlier.

Net sales for the six months increased 11.5 percent to $116.4 million from $104.5 million a year ago.  Net income for the fiscal 2014 six-month period was $103.1 million, or $7.06 per diluted share, compared with a net loss of $18.8 million, or $1.32 per share, a year ago. Results for the 2014 first half reflect a one-time gain on the deconsolidation of assets and liabilities of the company’s discontinued subsidiaries realized in the first fiscal quarter of 2014.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the fiscal six-month period was $8.6 million, or $0.59 per diluted share, compared with $7.4 million, or $0.52 per diluted share, for the same period a year earlier.

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Motorcar Parts of America, Inc.
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“The automotive aftermarket industry remains strong, particularly for rotating electrical products and other non-discretionary parts.  For the second half of fiscal 2014, we anticipate continued momentum in our base business, enhanced by further growth of our wheel hub assembly business,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees.  We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization.  Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries.  Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity.  Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) to Adjusted EBITDA and adjusted net income (loss) see the financial tables included in the press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Tuesday, November 19, 2013 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 87417925.

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Motorcar Parts of America, Inc.
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About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters and wheel hub assembly products utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2013 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.
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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Net sales	$66,174,000	$57,652,000	$116,419,000	$104,451,000
Cost of goods sold	46,469,000	37,556,000	80,700,000	69,536,000
Gross profit	19,705,000	20,096,000	35,719,000	34,915,000
Operating expenses:
General and administrative	8,706,000	4,392,000	18,338,000	10,306,000
Sales and marketing	2,143,000	1,724,000	3,874,000	3,496,000
Research and development	398,000	461,000	947,000	897,000
Total operating expenses	11,247,000	6,577,000	23,159,000	14,699,000
Operating income	8,458,000	13,519,000	12,560,000	20,216,000
Interest expense, net	4,663,000	3,093,000	8,588,000	5,989,000
Income from continuing operations before income tax expense	3,795,000	10,426,000	3,972,000	14,227,000
Income tax expense	1,631,000	3,923,000	1,705,000	5,357,000
Income from continuing operations	2,164,000	6,503,000	2,267,000	8,870,000
Income (loss) from discontinued operations	-	(15,436,000)	100,877,000	(27,665,000)
Net income (loss)	$2,164,000	$(8,933,000)	$103,144,000	$(18,795,000)

Basic net income per share from continuing operations	$0.15	$0.45	$0.16	$0.63
Basic net income (loss) per share from discontinued operations	-	(1.07)	6.97	(1.95)
Basic net income (loss) per share	$0.15	$(0.62)	$7.13	$(1.32)
Diluted net income per share from continuing operations	$0.15	$0.45	$0.16	$0.62
Diluted net income (loss) per share from discontinued operations	-	(1.07)	6.90	(1.94)
Diluted net income (loss) per share	$0.15	$(0.62)	$7.06	$(1.32)
Weighted average number of shares outstanding:
Basic	14,460,979	14,456,921	14,460,979	14,192,235
Diluted	14,554,457	14,501,152	14,612,288	14,248,715

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2013	March 31, 2013
ASSETS	(Unaudited)
Current assets:
Cash	$23,549,000	$19,346,000
Short-term investments	452,000	411,000
Accounts receivable — net	1,279,000	3,689,000
Inventory— net	34,222,000	31,838,000
Inventory unreturned	7,962,000	6,981,000
Deferred income taxes	30,111,000	30,075,000
Prepaid expenses and other current assets	2,426,000	8,195,000
Current assets of discontinued operations	-	52,096,000
Total current assets	100,001,000	152,631,000
Plant and equipment — net	10,205,000	10,036,000
Long-term core inventory — net	128,076,000	118,211,000
Long-term core inventory deposits	28,075,000	27,610,000
Long-term deferred income taxes	11,705,000	2,546,000
Intangible assets — net	3,605,000	3,983,000
Other assets	7,837,000	7,723,000
Long-term assets of discontinued operations	-	44,334,000
TOTAL ASSETS	$289,504,000	$367,074,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$40,192,000	$39,152,000
Accrued liabilities	7,939,000	9,326,000
Customer finished goods returns accrual	13,960,000	14,289,000
Other current liabilities	4,915,000	1,192,000
Current portion of term loan	8,400,000	3,900,000
Current liabilities of discontinued operations	-	151,914,000
Total current liabilities	75,406,000	219,773,000
Term loan, less current portion	94,474,000	80,110,000
Deferred core revenue	12,293,000	12,014,000
Other liabilities	7,458,000	3,481,000
Long-term liabilities of discontinued operations	-	55,210,000
Total liabilities	189,631,000	370,588,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued…	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 14,460,979 shares issued and outstanding at September 30, 2013 and March 31, 2013, respectively	145,000	145,000
Additional paid-in capital	114,978,000	114,737,000
Accumulated other comprehensive loss	(844,000)	(846,000)
Accumulated deficit	(14,406,000)	(117,550,000)
Total shareholders' equity (deficit	99,873,000	(3,514,000)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$289,504,000	$367,074,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and six months ended September 30, 2013 and 2012. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and six months ended September 30, 2013 and 2012 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three months ended September 30, 2013 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$66,174,000	$700,000	(1)	$66,874,000
Cost of goods sold	46,469,000	(325,000)	(2)	46,144,000
Gross profit	19,705,000	1,025,000		20,730,000
Gross margin	29.8%			31.0%
Operating expenses:
General and administrative	8,706,000	(3,448,000)	(3)	5,258,000
Sales and marketing	2,143,000			2,143,000
Research and development	398,000			398,000
Total operating expenses	11,247,000	(3,448,000)		7,799,000
Operating income	8,458,000	4,473,000		12,931,000
Interest expense, net	4,663,000	(464,000)	(4)	4,199,000	(B)
Income from continuing operations before income tax expense	3,795,000	4,937,000		8,732,000
Income tax expense	1,631,000	1,774,000	(5)	3,405,000	(B)
Income from continuing operations	2,164,000	3,163,000		5,327,000	(A)

Diluted net income per share				$0.37
Weighted average number of shares outstanding:
Diluted				14,554,457
Depreciation and amortization				683,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$13,614,000

(1) Returns and rebates accruals	700,000
(2) Discontinued subsidiaries costs	325,000
(3) Discontinued subsidiaries legal, financing, severance and other costs	841,000
Share-based compensation expense	116,000
Mark-to-market losses	2,491,000
Total	3,448,000
(4) Discontinued subsidiaries' supplier revolving credit line interest	464,000
(5) Tax effected at 39% tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three months ended September 30, 2012 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$57,652,000	$-		$57,652,000
Cost of goods sold	37,556,000	-		37,556,000
Gross profit	20,096,000	-		20,096,000
Gross margin	34.9%			34.9%
Operating expenses:
General and administrative	4,392,000	198,000	(1)	4,590,000
Sales and marketing	1,724,000	-		1,724,000
Research and development	461,000	-		461,000
Total operating expenses	6,577,000	198,000		6,775,000
Operating income	13,519,000	(198,000)		13,321,000
Interest expense, net	3,093,000	1,273,000	(2)	4,366,000	(B)
Income from continuing operations before income tax expense	10,426,000	(1,471,000)		8,955,000
Income tax expense	3,923,000	(431,000)	(3)	3,492,000	(B)
Income from continuing operations	6,503,000	(1,040,000)		5,463,000
Income (loss) from discontinued operations	(15,436,000)	15,436,000	(4)	-
Net income (loss)	$(8,933,000)	$14,396,000		$5,463,000	(A)

Diluted net income per share				$0.38
Weighted average number of shares outstanding:
Diluted				14,501,152
Depreciation and amortization				703,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$14,024,000

(1) Financing and other fees	300,000
Mark-to-market (gains)	(498,000)
Total	(198,000)
(2) Intersegment interest income	1,273,000
(3) Tax effected at 39% tax rate
(4) Discontinued operations	15,436,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Six months ended September 30, 2013 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$116,419,000	$1,412,000	(1)	$117,831,000
Cost of goods sold	80,700,000	29,000	(2)	80,729,000
Gross profit	35,719,000	1,383,000		37,102,000
Gross margin	30.7%			31.5%
Operating expenses:
General and administrative	18,338,000	(7,943,000)	(3)	10,395,000
Sales and marketing	3,874,000	(21,000)	(4)	3,853,000
Research and development	947,000	(75,000)	(5)	872,000
Total operating expenses	23,159,000	(8,039,000)		15,120,000
Operating income	12,560,000	9,422,000		21,982,000
Interest expense, net	8,588,000	(653,000)	(6)	7,935,000	(B)
Income from continuing operations before income tax expense	3,972,000	10,075,000		14,047,000
Income tax expense	1,705,000	3,773,000	(7)	5,478,000	(B)
Income from continuing operations	2,267,000	6,302,000		8,569,000
Income (loss) from discontinued operations	100,877,000	(100,877,000)	(8)	-
Net income (loss)	$103,144,000	$(94,575,000)		$8,569,000	(A)

Diluted net income per share				$0.59
Weighted average number of shares outstanding:
Diluted				14,612,288
Depreciation and amortization				1,416,000	(A)
Adjusted EBITDA - Sum of (A) and (B)				$23,398,000

(1) Return, stock adjustment and rebates accruals	1,412,000
(2) Cost of stock adjustment accrual/discontinued subsidiaries costs	(29,000)
(3) Discontinued subsidiaries legal, financing, severance and other costs	2,908,000
Share-based compensation expense	241,000
Mark-to-market losses	4,794,000
Total	7,943,000
(4) Discontinued subsidiaries-related expenses	21,000
(5) Consulting fees	75,000
(6) Discontinued subsidiaries' supplier revolving credit line interest	653,000
(7) Tax effected at 39% tax rate
(8) Discontinued operations	(100,877,000)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Six months ended September 30, 2012 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$104,451,000	$-		$104,451,000
Cost of goods sold	69,536,000	-		69,536,000
Gross profit	34,915,000	-		34,915,000
Gross margin	33.4%			33.4%
Operating expenses:
General and administrative	10,306,000	(141,000)	(1)	10,165,000
Sales and marketing	3,496,000	-		3,496,000
Research and development	897,000	-		897,000
Total operating expenses	14,699,000	(141,000)		14,558,000
Operating income	20,216,000	141,000		20,357,000
Interest expense, net	5,989,000	2,168,000	(2)	8,157,000	(B)
Income from continuing operations before income tax expense	14,227,000	(2,027,000)		12,200,000
Income tax expense	5,357,000	(599,000)	(3)	4,758,000	(B)
Income from continuing operations	8,870,000	(1,428,000)		7,442,000
Income (loss) from discontinued operations	(27,665,000)	27,665,000	(4)	-
Net income (loss)	$(18,795,000)	$26,237,000		$7,442,000	(A)

Diluted net income per share				$0.52
Weighted average number of shares outstanding:
Diluted				14,248,715
Depreciation and amortization				1,438,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$21,795,000

(1) Financing and other fees	539,000
Mark-to-market (gains)	(398,000)
Total	141,000
(2) Intersegment interest income	2,168,000
(3) Tax effected at 39% tax rate
(4) Discontinued operations	27,665,000